As filed with the Securities and Exchange Commission on November 13, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
November 6, 2002

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-15929	Progress Energy, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-2155481

The address of the registrant has not changed since the last report.

ITEM 5.    OTHER EVENTS

(a)    UNDERWRITING AGREEMENT.  The Registrant has entered into an Underwriting Agreement, dated November 6, 2002, by and between the Registrant and J.P. Morgan Securities Inc., as Representative (as defined in said Underwriting Agreement), in connection with the offering of up to 16,870,500 shares, including 2,200,500 shares subject to purchase pursuant to an over-allotment option granted to J.P. Morgan Securities Inc., (the “Shares”) of the Company’s common stock, no par value, registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-81278). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    EXHIBITS

1	Underwriting Agreement, dated November 6, 2002, by and between the Registrant and J.P. Morgan Securities Inc., as Representative, relating to the Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. Registrant

By:	/s/ Peter M. Scott III
Peter M. Scott III Executive Vice President and Chief Financial Officer

Date:  November 13, 2002

EXHIBIT INDEX

1	Underwriting Agreement, dated November 6, 2002, by and between the Registrant and J.P. Morgan Securities Inc., as Representative, relating to the Shares.